Exhibit 99.1

October 22, 2009

JANUS CAPITAL GROUP INC. ANNOUNCES

THIRD QUARTER 2009 RESULTS

Third quarter earnings from continuing operations of $0.05 per diluted share

Long-term net outflows of $0.6 billion for the quarter

79%, 88% and 86% of firmwide mutual funds outperformed their

Lipper peer group medians for 1-, 3- and 5- years(1)

Successfully completed capital restructuring

DENVER — Janus Capital Group Inc. (“JCG”) (NYSE: JNS) today reported third quarter net income from continuing operations of $8.2 million, or $0.05 per diluted share, compared with net income from continuing operations of $15.8 million, or $0.10 per diluted share in the second quarter 2009 and net income from continuing operations of $26.0 million, or $0.16 per diluted share, in the third quarter 2008.  Third quarter 2009 includes operating charges from legal settlements and severance associated with the former CEO of $20.5 million and $12.1 million, respectively, partially offset by a realized non-operating gain of $5.8 million resulting from the debt tender.  The company’s operating margin for the third quarter 2009 was 13.0% compared with 23.5% for the second quarter 2009 and 33.9% for the third quarter 2008.

Flows and Assets Under Management

Average assets under management during the third quarter increased 12.9% to $143.1 billion compared with $126.7 billion during the second quarter 2009.  At September 30, 2009, the company’s total assets under management were $151.8 billion compared with $132.6 billion at June 30, 2009 and $160.5 billion at September 30, 2008.  The increase in firmwide assets during the third quarter primarily reflects $20.0 billion of market appreciation and long-term net outflows of $0.6

(1)

Relative performance analysis is based on ratings and rankings for the share class with the longest performance history, Class J, S or I Shares in the Janus retail fund (“JIF”) trust, and on Janus Aspen Series (“JAS”) Institutional Shares.  Complete Lipper rankings are based on total returns and are on pages 9 and 10.

billion.  Janus and Perkins long-term net inflows totaled $1.3 billion and $0.6 billion, respectively, while INTECH long-term net outflows totaled $2.5 billion.

Investment Performance

Relative long-term investment performance remained strong with approximately 79%, 88% and 86% of firmwide mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of September 30, 2009.(2)  In addition, 64% of firmwide mutual funds have a 4- or 5-star Overall Morningstar RatingTM at September 30, 2009.(3)

Janus-managed equity mutual funds continue to outperform the majority of peers with 83%, 94% and 88% of equity mutual funds ranking in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, as of September 30, 2009.(2)

INTECH’s relative performance continued to be weak in the short- and intermediate- term, with 0%, 44%, and 63% of strategies outperforming their respective benchmarks over the one-, three- and five-year periods, as of September 30, 2009.

Perkins continues to deliver exceptional investment performance with the Mid Cap Value fund ranked in the top 19% and the Small Cap Value fund ranked in the top 9% of their respective Lipper categories on a one-, three- and five-year total-return basis as of September 30, 2009.(4)

“During my tenure as interim CEO, I’ve become more confident than ever that the strength of our performance and the expansion of our distribution efforts position the firm for long-term success,” said Tim Armour.  “Although the leadership team is mindful of the uncertain operating environment, we believe we’ve got strong momentum and are committed to building a top tier global firm in the intermediary and institutional channels.”

(2)

Relative performance analysis is based on ratings and rankings for the share class with the longest performance history, Class J, S or I Shares in the Janus retail fund (“JIF”) trust, and on Janus Aspen Series (“JAS”) Institutional Shares. Complete Lipper rankings are based on total returns and are on pages 9 and 10.

(3)

Funds included in the analysis reflect the share class with the longest performance history, and include Janus Retail (“JIF”) Class J, S and I Shares and Janus Aspen Series (“JAS”) Institutional Shares. Morningstar rankings are based on risk-adjusted returns. Complete Morningstar ratings are on pages 11-12.

(4)	Rankings are for the “JIF” Class J share class only; other classes may have different performance characteristics. See pages 9 and 10 for complete Lipper rankings.

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	September 30,	June 30,	September 30,
	2009	2009	2008*

Continuing Operations (Investment Management)
Average Assets (in billions)	$143.1	$126.7	$182.7
Ending AUM (in billions)	$151.8	$132.6	$160.5
Revenues	$227.6	$200.2	$275.4
Operating Expenses	$198.0	$153.2	$182.1
Operating Income	$29.6	$47.0	$93.3
Operating Margin	13.0%	23.5%	33.9%

Net Income	$8.2	$15.8	$26.0

Diluted Earnings per Share	$0.05	$0.10	$0.16

*                 Net income and diluted earnings per share for third quarter 2008 include an impairment charge of $21.0 million, or $0.08 per share, related to the Stanfield Victoria Funding LLC securities.

Third quarter 2009 revenues of $227.6 million increased 13.7% from second quarter 2009 from higher average assets under management, driven primarily by improving global markets.  Operating expenses were up $44.8 million, or 29.2%, primarily as a result of legal settlements, severance charges and higher revenue-based expenses. Legal settlements totaling $20.5 million were paid in the third quarter 2009 and were primarily related to compensation matters with former employees.  JCG is not aware of any additional claims by former employees of a similar nature.

Capital and Liquidity

At September 30, 2009, JCG had stockholders’ equity of $978 million, cash and investments of $337 million and $790 million of outstanding debt.  During the third quarter 2009, JCG raised approximately $382 million of capital, net of underwriting discounts and commissions, through the concurrent public offering of 20.9 million shares of common stock and $170 million of convertible senior notes due 2014.  The combined proceeds of the offerings, together with available cash, were used to repurchase approximately $443 million aggregate principal amount of the Company’s outstanding 2011, 2012 and 2017 senior notes in a tender offer.  Following the successful completion of the capital raise and debt tender, total long-term debt was reduced by approximately $316 million.

Third Quarter 2009 Earnings Call Information

JCG will discuss its results during a conference call on Thursday, October 22 at 10 a.m. Eastern Daylight Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Janus Capital Group Inc. (JCG) is a global investment firm offering strategies from three individual investment boutiques: Janus Capital Management LLC (Janus), INTECH Investment Management LLC (INTECH) and Perkins Investment Management LLC (Perkins). Each manager employs a research-intensive approach that is distinct within its respective asset class. This multi-boutique approach enables the firm to provide style-specific expertise across an array of strategies, including growth, value and risk-managed equities, fixed income and alternatives through one common distribution platform.

At the end of September 2009, JCG managed $151.8 billion in assets for shareholders, clients and institutions around the globe. Based in Denver, JCG also has offices in London, Tokyo, Hong Kong and Singapore.

Contacts:

Shelley Peterson, 303-316-5625

John Groneman,  303-336-7466

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call JCG at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

This presentation should not be considered sales material and is not an offer or a solicitation for any securities.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (10/09).

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate”, “forecast” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These statements are based on the beliefs and assumptions of Company management based on information currently available to management.

Various risks, uncertainties, assumptions and factors that could cause future results to differ materially from those expressed by the forward-looking statements included in this press release include, but are not limited to, risks associated with the appointment of a CEO and the Company’s ability to identify a permanent CEO and resulting potential disruptions to the Company and its business, and other risks, uncertainties, assumptions and factors specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Prospectus Supplements, dated July 17, 2009, to the Registration Statement of Form S-3 (Registration No. 333-145310) and in other filings and furnishings made by the Company with the SEC from time to time. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. Many of these factors are beyond the control of the Company and its management. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

JANUS CAPITAL GROUP INC.

UNAUDITED

CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data or as noted)

	Three Months Ended
	September 30,	June 30,	September 30,
	2009	2009	2008
Revenues:
Investment management fees	$185.4	$159.8	$218.9
Performance fees	7.4	6.5	8.8
Shareowner servicing fees and other	34.8	33.9	47.7
Total	227.6	200.2	275.4

Operating Expenses:
Employee compensation and benefits	85.7	66.2	81.2
Long-term incentive compensation	19.5	14.0	10.7
Marketing and advertising	6.5	8.2	8.0
Distribution	29.2	25.4	36.5
Depreciation and amortization	8.7	8.0	10.1
General, administrative and occupancy	48.4	31.4	35.6
Total	198.0	153.2	182.1

Operating income	29.6	47.0	93.3

Interest expense	(18.6)	(19.7)	(18.9)
Investment gains (losses), net	0.9	0.3	(32.3)
Other income, net	0.1	0.4	1.4
Gain on early extinguishment of debt	5.8	—	—
Income tax provision	(6.0)	(8.8)	(17.2)
Equity in earnings of unconsolidated affiliate	—	—	2.5

Income from Continuing Operations	11.8	19.2	28.8
Loss from Discontinued Operations	—	—	(0.6)

Net income	11.8	19.2	28.2
Noncontrolling interest	(3.6)	(3.4)	(2.8)

Net income attributable to JCG	$8.2	$15.8	$25.4

Diluted weighted average shares outstanding (in millions)	176.6	159.0	159.6

Diluted earnings per share attributable to JCG common shareholders:
Continuing operations	$0.05	$0.10	$0.16
Discontinued operations	—	—	—
Diluted earnings per share	$0.05	$0.10	$0.16

Amounts attributable to JCG common shareholders:
Income from Continuing Operations	$8.2	$15.8	$26.0
Loss from Discontinued Operations	—	—	(0.6)
Net income	$8.2	$15.8	$25.4

Average Assets Under Management (in billions)	$143.1	$126.7	$182.7

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	September 30,	December 31,
	2009	2008
Assets
Cash and cash equivalents	$236.4	$282.6
Marketable securities	100.5	125.3
Other assets	286.0	236.2
Property and equipment, net	50.5	51.1
Intangibles and goodwill, net	1,777.0	2,641.5
Total Assets	$2,450.4	$3,336.7

Liabilities and Stockholders’ Equity
Debt	$790.2	$1,128.0
Other liabilities	294.2	303.8
Deferred income taxes	387.7	388.1
Stockholders’ equity	978.3	1,516.8
Total Liabilities and Stockholders’ Equity	$2,450.4	$3,336.7

UNAUDITED CONDENSED CASH FLOW INFORMATION

CONTINUING OPERATIONS

(dollars in millions)

	Three Months Ended
	September 30,	June 30,	September 30,
	2009	2009	2008
Cash provided by (used in):
Operating activities	$60.9	$47.4	$87.4
Investing activities	14.4	(0.1)	3.3
Financing activities	(57.6)	(60.7)	(68.8)
Net change during period	$17.7	$(13.4)	$21.9

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008
Growth/Blend
Beginning of period assets	$56.4	$46.6	$81.8
Sales	3.4	3.3	5.5
Redemptions	3.4	2.6	6.0
Net sales (redemptions)	—	0.7	(0.5)
Market / fund performance	8.7	9.1	(15.0)
End of period assets	$65.1	$56.4	$66.2

Global/International
Beginning of period assets	$14.7	$10.7	$21.0
Sales	1.2	1.2	0.8
Redemptions	0.7	0.5	1.8
Net sales (redemptions)	0.5	0.7	(1.0)
Market / fund performance	3.0	3.3	(4.3)
End of period assets	$18.2	$14.7	$15.7

Mathematical/Quantitative (1)
Beginning of period assets	$43.8	$38.3	$61.3
Sales	1.1	1.6	6.2
Redemptions	3.6	1.8	6.0
Net sales (redemptions)	(2.5)	(0.2)	0.2
Market / fund performance	6.0	5.7	(6.0)
End of period assets	$47.3	$43.8	$55.6

Fixed Income
Beginning of period assets	$4.4	$3.7	$3.7
Sales	1.3	0.9	0.3
Redemptions	0.4	0.5	0.4
Net sales (redemptions)	0.9	0.4	(0.1)
Market / fund performance	0.3	0.3	(0.1)
End of period assets	$5.6	$4.4	$3.4

Alternatives
Beginning of period assets	$0.3	$0.4	$1.2
Sales	—	—	—
Redemptions	0.1	0.1	0.3
Net sales (redemptions)	(0.1)	(0.1)	(0.3)
Market / fund performance	0.1	—	(0.2)
End of period assets	$0.3	$0.3	$0.8

Value (2)
Beginning of period assets	$11.0	$8.6	$10.9
Sales	1.6	1.4	1.9
Redemptions	1.0	0.6	1.3
Net sales (redemptions)	0.6	0.8	0.6
Market / fund performance	1.9	1.6	(0.6)
End of period assets	$13.5	$11.0	$10.9

Money Market
Beginning of period assets	$2.0	$2.6	$11.8
Sales	0.2	0.2	28.1
Redemptions	0.4	0.8	32.1
Net sales (redemptions)	(0.2)	(0.6)	(4.0)
Market / fund performance	—	—	—
End of period assets	$1.8	$2.0	$7.9

Total Company
Beginning of period assets	$132.6	$110.9	$191.8
Sales	8.8	8.6	42.8
Redemptions	9.6	6.9	47.9
Net sales (redemptions)	(0.8)	1.7	(5.1)
Market / fund performance	20.0	20.0	(26.2)
End of period assets	$151.8	$132.6	$160.5

Total Excluding Money Market
Beginning of period assets	$130.6	$108.3	$179.9
Sales	8.6	8.4	14.7
Redemptions	9.2	6.1	15.8
Net sales (redemptions)	(0.6)	2.3	(1.1)
Market / fund performance	20.0	20.0	(26.2)
End of period assets	$150.0	$130.6	$152.7

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.

Notes:

(1)          Represents all assets managed by INTECH Investment Management LLC.

(2)          Represents all assets managed by Perkins Investment Management LLC.

Janus Investment Fund (“JIF”)

			Lipper Rankings Based on Total Returns as of 9/30/09
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds

Growth Funds - Share Class
Janus Twenty Fund - J (1)	Dec-07	Large-Cap Growth Funds	9	66 / 814	1	1 / 698	1	2 / 582	18	54 / 301	25		189 / 777
Janus Fund - J	Oct-07	Large-Cap Growth Funds	23	184 / 814	33	224 / 698	27	154 / 582	68	203 / 301	39		292 / 762
Janus Forty Fund -S	Dec-07	Large-Cap Growth Funds	14	109 / 814	1	4 / 698	1	3 / 582	2	6 / 301	42		319 / 777
Janus Orion Fund - J	Dec-07	Multi-Cap Growth Funds	44	210 / 478	7	26 / 384	4	10 / 320	—	—	54		236 / 438
Janus Research Fund - J	Jan-06	Large-Cap Growth Funds	18	143 / 814	11	70 / 698	8	46 / 582	49	147 / 301	8		53 / 663
Janus Enterprise Fund - J	Oct-07	Mid-Cap Growth Funds	63	304 / 485	28	117 / 427	13	44 / 356	88	153 / 173	30		134 / 459
Janus Venture Fund - J (1)	Jan-97	Small-Cap Growth Funds	14	77 / 568	29	140 / 489	22	86 / 404	65	137 / 212	23		30 / 132
Janus Triton Fund - J	Jun-06	Small-Cap Growth Funds	9	50 / 568	2	6 / 489	—	—	—	—	1		4 / 479
INTECH RM Growth Fund - S	Jan-03	Multi-Cap Growth Funds	75	359 / 478	79	302 / 384	85	272 / 320	—	—	81		236 / 291

Core Funds - Share Class
Janus Growth and Income Fund - J	Nov-07	Large-Cap Core Funds	2	11 / 904	45	335 / 760	23	139 / 626	40	146 / 364	44		357 / 829
Janus Contrarian Fund - J	Feb-00	Multi-Cap Core Funds	63	483 / 776	23	144 / 637	3	11 / 486	—	—	17		35 / 215
Janus Balanced Fund - J	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	1	1 / 505	1	1 / 390	1	1 / 300	11	15 / 147	1		1 / 333
Janus Research Core Fund - J	Nov-07	Large-Cap Core Funds	16	137 / 904	45	340 / 760	15	94 / 626	22	78 / 364	54		447 / 829
INTECH RM Core Fund - J	Feb-03	Multi-Cap Core Funds	84	652 / 776	78	494 / 637	65	312 / 486	—	—	49		182 / 373

Global/International Funds - Share Class
Janus Overseas Fund - J	Jun-03	International Funds	1	2 / 1240	1	2 / 924	1	1 / 694	3	9 / 370	1		1 / 613
Janus Worldwide Fund - J	Apr-09	Global Funds	49	262 / 537	57	212 / 372	72	208 / 289	95	143 / 151		‡
Janus Global Technology Fund - J	Jan-06	Global Science/Technology Funds	69	50 / 72	20	13 / 64	25	15 / 59	74	14 / 18	33		21 / 64
Janus Global Life Sciences Fund - J	Apr-07	Global Health/Biotechnology Funds	50	24 / 47	15	6 / 41	40	16 / 39	56	10 / 17	14		6 / 45
Janus Global Research Fund - J	Feb-05	Global Funds	21	109 / 537	11	39 / 372	—	—	—	—	5		14 / 308
Janus Global Opportunities Fund - J	Apr-05	Global Funds	15	79 / 537	25	92 / 372	57	163 / 289	—	—	58		191 / 329
Janus International Equity Fund - I	Nov-06	International Funds	9	108 / 1240	—	—	—	—	—	—	2		15 / 941
INTECH RM International Fund - I	May-07	International Funds	67	825 / 1240	—	—	—	—	—	—	52		528 / 1032
Janus International Forty Fund - I	May-08	International Funds	9	104 / 1240	—	—	—	—	—	—	48		559 / 1169

Value Funds - Share Class
Perkins Mid Cap Value Fund - J	Aug-98	Mid-Cap Value Funds	19	51 / 270	4	8 / 225	6	10 / 172	2	1 / 64	2		1 / 53
Perkins Small Cap Value Fund - J (1)	Feb-97	Small-Cap Core Funds	8	54 / 735	2	9 / 608	9	43 / 491	14	35 / 252	5		6 / 131
INTECH RM Value Fund - I	Dec-05	Multi-Cap Value Funds	80	282 / 355	57	163 / 285	—	—	—	—	55		140 / 257

Income Funds - Share Class
Janus Flexible Bond Fund - J	May-07	Intermediate Investment Grade Debt Funds	14	77 / 556	7	28 / 444	9	31 / 382	13	27 / 211	7		32 / 488
Janus Short-Term Bond Fund - J	May-07	Short Investment Grade Debt Funds	7	16 / 256	1	2 / 208	2	3 / 177	13	12 / 92	3		6 / 244
Janus High-Yield Fund - J	Dec-03	High Current Yield Funds	27	120 / 459	22	84 / 383	22	71 / 331	13	26 / 206	22		68 / 316

Alternative Funds - Share Class
Janus Long/Short Fund - I	Aug-06	Long/Short Equity Funds	46	54 / 118	22	11 / 50	—	—	—	—	23		11 / 47
Janus Global Real Estate Fund - I	Nov-07	Global Real Estate Funds	3	2 / 79	—	—	—	—	—	—	2		1 / 70

Asset Allocation Funds - Share Class
Janus SP-Growth - J	Dec-05	Mixed-Asset Targe Alloc. Growth Funds	6	39 / 665	5	22 / 541	—	—	—	—	3		13 / 508
Janus SP-Moderate - J	Dec-05	Mixed-Asset Target Alloc. Mod Funds	2	9 / 505	1	3 / 390	—	—	—	—	3		10 / 364
Janus SP-Conservative - J	Dec-05	Mixed-Asset Targe Alloc. Cons Funds	4	16 / 437	2	7 / 357	—	—	—	—	2		4 / 320
Janus Modular Portfolio Construction Fund - I	Sep-08	Mixed-Asset Targe Alloc. Growth Funds	27	175 / 665	—	—	—	—	—	—	42		274 / 656

Data presented reflects past performance, which is no guarantee of future results.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)           Closed to new investors.

‡              In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series ("JAS") Institutional Shares

			Lipper Rankings Based on Total Returns as of 9/30/09
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Growth Funds
Forty Portfolio	Jan-08	VA Large-Cap Growth	87	206 / 236	1	1 / 213	1	1 / 192	3	2 / 76	31	70 / 229
Janus Portfolio	Oct-07	VA Large-Cap Growth	37	86 / 236	32	68 / 213	58	111 / 192	62	47 / 76	36	80 / 224
Enterprise Portfolio	Oct-07	VA Mid-Cap Growth	59	80 / 136	12	15 / 124	9	9 / 111	73	31 / 42	23	29 / 129

Core Funds
Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc. Mod.	2	3 / 185	1	1 / 120	3	2 / 78	13	6 / 47	2	1 / 95
Growth and Income Portfolio	Nov-07	VA Large-Cap Core	21	48 / 230	30	62 / 207	14	24 / 182	11	9 / 87	17	37 / 221
Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	65	149 / 230	56	116 / 207	15	27 / 182	16	14 / 87	53	117 / 221

Global/International Funds
Worldwide Growth Portfolio	Apr-09	VA Global	29	36 / 125	39	34 / 88	82	60 / 73	87	31 / 35	0
International Growth Portfolio	Jun-03	VA International	4	10 / 275	1	2 / 232	1	1 / 193	3	2 / 97	1	1 / 185
Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	95	36 / 37	43	15 / 34	19	6 / 31	—	—	16	5 / 31
Global Technology Portfolio	Jan-06	VA Science & Technology	37	21 / 57	26	14 / 54	16	8 / 52	—	—	28	15 / 54

Value Funds
Perkins Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	6	4 / 76	2	1 / 63	2	1 / 52	—	—	2	1 / 49

Income Funds
Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	10	7 / 73	17	11 / 67	19	11 / 60	18	5 / 28	13	9 / 69

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Data presented reflects past performance, which is no guarantee of future results.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund - Share Class	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Twenty - J(1)	Large Growth Funds	««««	1515	«««««	1515	«««««	1255	«««	653
Janus - J	Large Growth Funds	«««	1515	««««	1515	«««	1255	««	653
Janus Forty - S	Large Growth Funds	«««««	1515	«««««	1515	«««««	1255	««««	653
Janus Research - J	Large Growth Funds	«««	1515	««««	1515	««««	1255	««	653
Janus Enterprise - J	Mid-Cap Growth Funds	««	750	«««	750	««««	638	«	324
Janus Venture - J(1)	Small Growth Funds	«««	670	«««	670	«««	555	««	308
Janus Growth & Income - J	Large Growth Funds	«««	1515	««	1515	«««	1255	««««	653
Janus Balanced - J	Moderate Allocation Funds	«««««	956	«««««	956	«««««	795	««««	455
Janus Research Core - J	Large Growth Funds	««««	1515	««	1515	««««	1255	««««	653
Janus Overseas - J	Foreign Large Growth Funds	«««««	202	«««««	202	«««««	153	««««	81
Janus Worldwide - J	World Stock Funds	««	536	«««	536	««	440	«	253
Janus Global Technology - J	Technology Funds	««««	202	««««	202	««««	190	««««	79
Janus Global Life Sciences - J	Health Funds	«««	151	«««	151	«««	143	««	59
Perkins Mid Cap Value - J	Mid-Cap Value Funds	«««««	338	«««««	338	«««««	248	«««««	87
Perkins Small Cap Value - J(1)	Small Value Funds	«««««	318	«««««	318	«««««	242	««««	124
Janus Flexible Bond - J	Intermediate-Term Bond Funds	«««««	954	«««««	954	«««««	836	««««	480
Janus Short-Term Bond - J	Short-Term Bond Funds	«««««	351	«««««	351	«««««	303	««««	161
Janus High-Yield - J	High Yield Bond Funds	«««««	466	««««	466	««««	400	«««««	257
Janus Orion - J	Mid-Cap Growth Funds	««««	750	«««	750	««««	638		N/A
INTECH Risk-Managed Growth - S	Large Growth Funds	««	1515	««	1515	««	1255		N/A
Janus Contrarian - J	Large Blend Funds	««««	1704	««	1704	«««««	1352		N/A
INTECH Risk-Managed Core - J	Large Blend Funds	«««	1704	«««	1704	«««	1352		N/A
Janus Global Opportunities - J	World Stock Funds	«««	536	««««	536	«««	440		N/A
Janus Triton - J	Small Growth Funds	«««««	670	«««««	670		N/A		N/A
Janus Global Research - J	World Stock Funds	««««	536	««««	536		N/A		N/A
INTECH Risk-Managed Value - I	Large Value Funds	«««	1133	«««	1133		N/A		N/A
Janus Long/Short - I	Long-Short Funds	«««	110	«««	110		N/A		N/A
Janus Smart Portfolio Conservative - J	Conservative Allocation Funds	«««««	499	«««««	499		N/A		N/A
Janus Smart Portfolio Growth - J	Moderate Allocation Funds	««««	956	««««	956		N/A		N/A
Janus Smart Portfolio Moderate - J	Moderate Allocation Funds	«««««	956	«««««	956		N/A		N/A
Janus International Equity - I	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
INTECH Risk-Managed Intl - I	Foreign Large Blend Funds		N/A		N/A		N/A		N/A
Janus International Forty - I	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Janus Global Real Estate - I	Global Real Estate Funds		N/A		N/A		N/A		N/A
Janus Modular Portfolio Construction - I	Moderate Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 or 5 Stars		60.0%		60.0%		65.2%		61.1%

Data presented reflects past performance, which is no guarantee of future results.   © 2009 Morningstar, Inc.  All Rights Reserved.

Notes:

(1)                                       Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Aspen Series (“JAS”) Institutional Shares

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	«««««	956	«««««	956	«««««	795	«««««	455
Flexible Bond Fund	Intermediate-Term Bond Funds	«««««	954	«««««	954	«««««	836	«««««	480
Forty Fund	Large Growth Funds	«««««	1515	«««««	1515	«««««	1255	««««	653
Research Core Fund	Large Growth Funds	««««	1515	««	1515	««««	1255	««««	653
Growth & Income Fund	Large Growth Funds	««««	1515	«««	1515	««««	1255	««««	653
Overseas Fund	Foreign Large Growth Funds	«««««	202	«««««	202	«««««	153	«««««	81
Worldwide Fund	World Stock Funds	««	536	«««	536	««	440	««	253
Janus Fund	Large Growth Funds	«««	1515	««««	1515	««««	1255	««	653
Enterprise Fund	Mid-Cap Growth Funds	«««	750	«««	750	««««	638	««	324
Global Life Sciences Fund	Health Funds	««««	151	«««	151	««««	143		N/A
Global Technology Fund	Technology Funds	««««	202	«««	202	««««	190		N/A
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	«««««	338	«««««	338	«««««	248		N/A

Percent of funds rated 4 or 5 Stars		75.0%		50.0%		91.7%		66.7%

Data presented reflects past performance, which is no guarantee of future results.  © 2009 Morningstar, Inc.  All Rights Reserved.

Ratings are for Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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